Exhibit 10.17

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of September ___, 2014 (this "Amendment"), is among SPARTAN MOTORS, INC., SPARTAN MOTORS CHASSIS, INC., CRIMSON FIRE, INC., CRIMSON FIRE AERIALS, INC., CLASSIC FIRE, LLC and UTILIMASTER CORPORATION (collectively, “Borrowers”), the LENDERS party hereto, and WELLS FARGO BANK, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").

INTRODUCTION

The Borrowers, the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of December 16, 2011 (as amended or modified from time to time, the "Credit Agreement"). The Borrowers desire to amend the Credit Agreement as set forth herein, and the Lenders are willing to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1. AMENDMENTS TO CREDIT AGREEMENT

Upon the satisfaction of the conditions specified in Article 3 hereof, the Credit Agreement is amended as of the date hereof as follows:

1.1     The following definition in Section 1.01 of the Credit Agreement is restated as follows:

“Swingline Lender” means Wells Fargo and JPMorgan Chase Bank, N.A., each in its capacity as a lender of Swingline Loans hereunder (as mutually agreed upon with respect to each Swingline Loan between the applicable Borrower and the applicable Swingline Lender), and references to the term “Swingline Lender” in this Agreement shall be deemed to refer to each such Swingline Lender as the context shall require.

1.2     Section 2.05 of the Credit Agreement is hereby amended by adding the following new paragraph (i) at the end thereof:

(i)     Independent Swingline Lender Obligations. The failure of any Swingline Lender to make its Swingline Loan shall not relieve any other Swingline Lender of its obligation hereunder to make its Swingline Loan on the date of such Swingline Loan, but no Swingline Lender shall be responsible for the failure of any other Swingline Lender to make a Swingline Loan.

1.3     Section 9.01(a)(ii) of the Credit Agreement is hereby amended by substituting the following new Section 9.01(a)(ii) in lieu of the existing provision:

(ii)     if to the Administrative Agent or Wells Fargo as an Issuing Bank or Swingline Lender, to Wells Fargo Bank, N.A., 1525 W WT Harris Blvd., MAC D1109-019, Charlotte, NC 28262, Attention of Syndication Agency Services (Telecopy No. (704) 590-2765);

ARTICLE 2. REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment, each Borrower represents and warrants that:

2.1     The execution, delivery and performance by each Borrower of this Amendment have been duly authorized by all necessary corporate or limited liability company action, as applicable, and are not in material contravention of any applicable law, or of the terms of the any Borrower's bylaws or other charter documents, or of any material contractual obligation of any Borrower and will not result in the imposition of any Lien on any of its property or of the property of any of its Subsidiaries.

2.2     This Amendment is the legal, valid and binding obligation of the each Borrower, enforceable against each Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.3     After giving effect to this Amendment, the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the date hereof (other than those representations and warranties that by their terms speak as of a particular date, which representations and warranties shall be true and correct as of such particular date).

2.4     After giving effect to this Amendment, no Unmatured Default or Event of Default exists or has occurred and is continuing on the date hereof.

ARTICLE 3. CONDITIONS PRECEDENT.

This Amendment shall be effective as of the date hereof when each of the following conditions is satisfied:

3.1     This Amendment shall be executed by each of the Borrower and the Required Lenders.

3.2     The Consent and Agreement attached hereto shall be executed by the Guarantor.

3.3     The Borrowers and Guarantor shall have satisfied such other conditions as may be reasonably required by the Administrative Agent.

ARTICLE 4. MISCELLANEOUS

4.1     All references in any Loan Document to the Credit Agreement shall be deemed references to the Credit Agreement as amended hereby and as further amended or modified from time to time.

4.2     Except as expressly amended hereby, each Borrower agrees that all Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any Loan Document.

4.3     Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment is a Loan Document. This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan. This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument, and signatures sent by facsimile or other electronic imaging shall be enforceable as originals.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first-above written.

SPARTAN MOTORS, INC.

By:	/s/ Lori Wade
Name:	Lori Wade
Title:	Chief Financial Officer and Treasurer

SPARTAN MOTORS CHASSIS, INC.

By:	/s/ Lori Wade
Name:	Lori Wade
Title:	Treasurer

CRIMSON FIRE, INC.

By:	/s/ Lori Wade
Name:	Lori Wade
Title:	Treasurer

CRIMSON FIRE AERIALS, INC.

By:	/s/ Lori Wade
Name:	Lori Wade
Title:	Treasurer

CLASSIC FIRE, LLC

By:	/s/ Lori Wade
Name:	Lori Wade
Title:	Treasurer

UTILIMASTER CORPORATION

By:	/s/ Lori Wade
Name:	Lori Wade
Title:	Treasurer

WELLS FARGO BANK, N.A.,
individually and as Administrative Agent, a Swingline Lender and an Issuing Bank

By:	/s/ Charles W. Lott
Name:	Charles W. Lott
Title:	SVP

JPMORGAN CHASE BANK, N.A.,
individually and as a Swingline Lender and an Issuing Bank

By:	/s/ James Keyes
Name:	James Keyes
Title:	Vice President

CONSENT AND AGREEMENT

As of the date and year first above written, the undersigned hereby: (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby; (b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect the Guaranty to which it is a party and each other Loan Document to which it is a party; and (c) represents and warrants to the Administrative Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any applicable law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, except where such contravention would not reasonably be expected to result in a Material Adverse Effect and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

UTILIMASTER HOLDINGS, INC.

By:	/s/ Lori Wade

Its	Treasurer